                                   2,750,000

                            ACT MANUFACTURING, INC.

                                 COMMON STOCK
                          (PAR VALUE $.01 PER SHARE)

                            UNDERWRITING AGREEMENT
                            ----------------------


                                                               November __, 1999



Credit Suisse First Boston Corporation,
CIBC World Markets Corp.,
SG Cowen Securities Corporation,
J.C. Bradford & Co.,
 As Representatives of the Several Underwriters,
   c/o Credit Suisse First Boston Corporation,
          Eleven Madison Avenue,
             New York, NY  10010-3629


Dear Sirs:

     1. Introductory. ACT Manufacturing, Inc., a Massachusetts corporation (the "COMPANY"), proposes to issue and sell 2,500,000 shares of its common stock, par value $.01 per share ("COMMON STOCK"), and John A. Pino and David S. Lee (together with the other stockholders of the Company listed on Schedule A
                                                                   ----------
hereto, the "SELLING STOCKHOLDERS") propose severally to sell an aggregate of 250,000 outstanding shares of Common Stock (such 2,750,000 shares of Common Stock being hereinafter referred to as the "FIRM SECURITIES"). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 206,250 additional shares of Common Stock, and the Selling Stockholders also propose severally to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 206,250 additional outstanding shares of Common Stock, with the number of such shares to be sold by each Selling Stockholder set forth opposite such Selling Stockholder's name on Schedule A hereto (such 412,500 additional shares of Common Stock being
----------
hereinafter referred to as the "OPTIONAL SECURITIES"). The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". The Company and the Selling Stockholders hereby agree with the several Underwriters named on Schedule B hereto (the "UNDERWRITERS") as follows:
                      ----------

     2. Representations and Warranties of the Company and the Selling Stockholders.

          (a)  The Company represents and warrants to, and agrees with, the
several Underwriters   that:

               (i) A registration statement (No. 333-89585) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "COMMISSION") and either (A) has been declared effective under the Securities Act of 1933, as amended (the "ACT"), and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment.
          If such registration statement (the "INITIAL REGISTRATION STATEMENT") has been declared effective, either (A) an additional registration statement (the "ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein and all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "REGISTRATION STATEMENTS" and each individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

              (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission (the "RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (B) on the Effective Date of the Additional Registration Statement (if any), each

          Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations; neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading; and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in
          Section 7(c) hereof.

               (iii) The Company has not received any order preventing or suspending the use of any preliminary prospectus subject to completion contained in a Registration Statement, including all material incorporated by reference in such prospectus (each a "PRELIMINARY PROSPECTUS"), or any stop order suspending the effectiveness of any Registration Statement, and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are contemplated by the Commission.

               (iv) The Company meets the requirements for use of Form S-3 under the Act. The documents incorporated or deemed to be incorporated by reference in any Registration Statement, any preliminary prospectus or the Prospectus, at the time they were or hereafter are filed with the Commission, complied, or will comply, in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations of the Commission promulgated thereunder. The descriptions in the Registration Statements of contracts and other documents are accurate in all material respects and fairly present the information required to be disclosed with respect thereto by the Act and the Rules and Regulations, and there are no contracts or other documents which are required by the Act or the Rules and Regulations to be described in the Registration Statements or filed as exhibits thereto, or incorporated by reference therein, which are not so described, filed or incorporated by reference as required, and the exhibits which have been so filed or incorporated by reference are complete and correct copies of the documents of which they purport to be copies.

               (v) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the Commonwealth of Massachusetts, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus); and the Company is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, properties or result of operations of the Company and its subsidiaries taken as a whole ("MATERIAL ADVERSE EFFECT").

               (vi) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus); each subsidiary of the Company is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects. The only subsidiaries of the Company are the subsidiaries listed on Schedule C hereto.
          ----------

               (vii) As of the date set forth therein, the authorized, issued and outstanding capital stock of the Company is as set forth under the heading "Capitalization" in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus). The Offered Securities to be sold by the Company pursuant to this Agreement have been duly authorized for issuance and sale to the Underwriters and, when issued and delivered by the Company pursuant to this Agreement, against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest and not in violation of any preemptive right, co-sale right, right of first refusal or similar right; and the Common Stock conforms in all material respects to all statements relating thereto contained in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus) and such description conforms in all material respects to the rights set forth in the instruments defining the same. The Offered Securities to be sold by the Selling Stockholders pursuant to this Agreement and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus); and the stockholders of the Company have no preemptive or similar rights with respect to any shares of Common Stock which have not been satisfied or waived in writing.

               (viii) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus), there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

               (ix) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Act which have not been satisfied or waived in writing with respect to the sale of the Offered Securities as contemplated hereby.

               (x) The Offered Securities to be sold by the Company pursuant to this Agreement have been approved for listing subject to notice of issuance on the Nasdaq Stock Market's National Market.

               (xi) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale by the Company of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws.

               (xii) Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, the "AGREEMENTS AND INSTRUMENTS"), except for such violations and defaults that would not, individually or in the aggregate, have a Material Adverse Effect. The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries, pursuant to any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties or the charter or by-laws of the Company or any subsidiary, or except as would not, individually or in the aggregate have a Material Adverse Effect, any of the Agreements or Instruments.

               (xiii) This Agreement has been duly authorized, executed and delivered by the Company.

               (xiv) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus), the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them which are material to the business of the Company and its subsidiaries taken as a whole, in each case free from any pledges, security interests, mortgages, liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus), the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases and subleases with no exceptions that would materially interfere with the use made or to be made thereof by them; and neither the Company nor any of its subsidiaries has received any written notice or is otherwise aware of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any such subsidiary to the continued possession of the leased or subleased real or personal property, in each case, that would have a Material Adverse Effect.

               (xv) The Company and its subsidiaries possess adequate certificates, licenses, approvals, authorities or permits (collectively, the "GOVERNMENTAL LICENSES") issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any written notice or are otherwise aware of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect. The Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have a Material Adverse Effect; and to the knowledge of the Company, all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect.

               (xvi) No material labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent.

               (xvii) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus), the Company and its subsidiaries own or possess licenses or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any written notice or are otherwise aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect.

               (xviii) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus), neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property, to the Company's knowledge, contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

               (xix) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus), there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement; and except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus), to the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated.

               (xx) The Company and each of its subsidiaries have filed, or have obtained appropriate extensions for, all material federal, state, foreign and local tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by any of them to the extent that such taxes have become due, except for any such assessments or taxes that are currently being contested in good faith or as otherwise described in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus) and for which adequate reserves have been made. All federal and state tax liabilities are adequately provided for on the books of the Company.

               (xxi) The Company and each of its subsidiaries maintain insurance of the types and in amounts which they reasonably believe to be adequate for their business and as are customary for companies in the same or similar business, all of which insurance is in full force and effect.

               (xxii) Neither the Company nor, to the Company's knowledge, any of its officers, directors or affiliates (within the meaning of the Rules and Regulations) has taken, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities or otherwise.

               (xxiii) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets (including, without limitation, inventory); (iii) access to assets (including, without limitation, inventory) is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets (including, without limitation, inventory) is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xxiv) Deloitte & Touche LLP and PricewaterhouseCoopers LLP, each of whom has certified certain of the financial statements filed with the Commission as part of the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus), are independent public accountants as required by the Act and the Rules and Regulations.

               (xxv) The financial statements included in each Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus) present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except with respect to the unaudited interim financial statements as noted therein, and the schedules, if any, included in each Registration Statement present fairly the information required to be stated therein.

               (xxvi) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus), since the date of the latest audited financial statements included in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus) there has been no material adverse change, nor, to the knowledge of the Company, any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole; and, except as disclosed in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus), there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (xxvii) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus), will not be an "investment company" as defined in the Investment Company Act of 1940.

               (xxviii) Except as otherwise disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus) or as would not result in a Material Adverse Effect, the Company is not aware that any specific computer system or program used by the Company will fail to operate with dates after December 31, 1999.

          (b)  Each Selling Stockholder severally represents and warrants to,
and agrees with, the   several Underwriters that:

               (i) Such Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder, the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date.

               (ii) Such Selling Stockholder has reviewed the Registration Statements and the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus), and nothing has come to such Selling Stockholder's attention that would lead such Selling Stockholder to believe that, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (B) on the Effective Date of the Additional Registration Statement (if any), any Registration Statement included, or will include, any untrue statement of a material fact and omitted, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, any Registration Statement and the Prospectus included, or will include, any untrue statement of a material fact or omitted, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading. Such Selling Stockholder has reviewed the Initial Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus), and nothing has come to such Selling Stockholder's attention that would lead such Selling Stockholder to believe that, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading. With respect to each of the Melissa A. Pino Trust and the John M. Pino Trust, the two preceding sentences shall apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use therein.

               (iii) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus), there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

               (iv) This Agreement has been duly executed and delivered by such Selling Stockholder.

               (v) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated by such Selling Stockholder will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Selling Stockholder or any of its or his properties or any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject.

               (vi) Such Selling Stockholder has duly executed and delivered, in the form heretofore furnished to the Representatives, a Power of Attorney and Custody Agreement with John A. Pino and Jeffrey
          B. Lavin as attorneys-in-fact (the "ATTORNEYS-IN-FACT") and the Company, as custodian (the "CUSTODIAN"); the Custodian is authorized to deliver the Offered Securities to be sold by such Selling Stockholder hereunder and to accept payment therefor; and each of the Attorneys-in-Fact is authorized to execute and deliver this Agreement and any certificate that may be required hereunder on behalf of such Selling Stockholder, to sell, assign and transfer to the Underwriters the Offered Securities to be sold by such Selling Stockholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Stockholder, to authorize the delivery of the Offered Securities to be sold by such Selling Stockholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement.

               (vii) Certificates for all of the Offered Securities to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Offered Securities to the Underwriters pursuant to this Agreement.

               (viii) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities or otherwise.

               (ix) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been or will be obtained or made under the Act and such as may be required under state securities laws.

               (x) There are no affiliations or associations between any member of the National Association of Securities Dealers, Inc. and such Selling Stockholder, except as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent preliminary prospectus) or as otherwise disclosed in writing to the Representatives.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agrees, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $________ per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying 2,500,000 Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Selling Stockholder on Schedule A hereto, in the case of a Selling Stockholder,
                       ----------
in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter on Schedule B hereto
                                                              ----------
and the denominator of which is the total number of Firm Securities.

     Certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements made with the Custodian. Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the

Selling Stockholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

     The Company and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company in the case of 2,500,000 Firm Securities and the Company as Custodian in the case of 250,000 Firm Securities, at the office of Testa, Hurwitz & Thibeault, LLP, at 10:00 A.M., New York time, on ___________________, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CSFBC given to the Company and the Selling Stockholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company and the Selling Stockholders agree, severally and not jointly, to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $_________ per share, the respective numbers of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which is 206,250 in the case of the Company and the number of shares set forth opposite the names of such Selling Stockholders on Schedule A hereto under the caption "Number of Optional
                        ----------
Securities to be Sold" in the case of the Selling Stockholders and the denominator of which is the total number of Optional Securities (subject to adjustment by CSFBC to eliminate fractions). Such Optional Securities shall be purchased from the Company and each Selling Stockholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company and the Selling Stockholders.

     Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company, in its individual capacity and in its capacity as the Custodian, will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company in the case of up to 206,250 Optional Securities and the Company as Custodian in the case of up to 206,250 Optional Securities at the above office. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office at a reasonable time in advance of such Optional Closing Date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

     5. Certain Agreements of the Company and the Selling Stockholders. The Company and each of the Selling Stockholders (with respect to the last sentence of each of subsection (e) and subsection (k)) severally agrees with the several Underwriters that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

          (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

          (e) The Company will furnish to the Representatives copies of each Registration Statement (five of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company and the Selling Stockholders will pay the expenses of printing and distributing to the Underwriters all such documents.

          (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Company shall
                                    --------  -------
     not be obliged to file any general consent to service of process or to qualify as a foreign corporation or as a securities dealer in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

          (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

          (h) For a period of 90 days after the Effective Date of the Initial Registration Statement, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except issuances of shares of Common Stock pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, grants of stock options and other rights pursuant to the terms of a plan in effect on the date hereof, or issuances of shares of Common Stock pursuant to the exercise of such options or other rights.

          (i) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company and such Selling Stockholders under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by the Selling Stockholders of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

          (j) The Company will use the net proceeds received by it from the sale of the Offered Securities in the manner specified in the prospectus under "Use of Proceeds".

          (k) Each Selling Stockholder agrees, for a period of 90 days after the Effective Date of the Initial Registration Statement, not to (i) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities (other than a bona fide gift, provided that the donee thereof agrees to be bound by this restriction), or (ii) publicly disclose the intention to make any such offer, sale, pledge or disposition, in each case without the prior written consent of CSFBC.

     6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein at and as of such Closing Date, to the accuracy of the statements of Company officers made pursuant to the provisions hereof at and as of such Closing Date, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

          (a) The Representatives shall have received letters, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the Initial Registration statement to be filed shortly prior to such Effective Time), of Deloitte & Touche LLP and PricewaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

               (i) in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

               (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                       (A) the unaudited financial statements included in the
               Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                       (B) the unaudited consolidated net sales, net income and
               net income per share amounts for the nine-month periods ended September 30, 1998 and 1999 included in the Prospectus do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                       (C) at the date of the latest available balance sheet
               read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated total current assets or total assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                       (D) for the period from the closing date of the latest
               income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales or in the total or per share amounts of consolidated net income;

          except in all cases set forth in this clause (iii) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letters; and

               (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the Additional Registration Statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

          (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

          (d) The Representatives shall have received an opinion, dated such Closing Date, of Testa, Hurwitz & Thibeault, LLP, counsel for the Company, to the effect that:

               (i) The Company has been duly incorporated and is an existing corporation in corporate good standing under the laws of the Commonwealth of Massachusetts, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions listed on Schedule I to such opinion;

               (ii) Each domestic subsidiary of the Company has been duly incorporated and is an existing corporation in corporate good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and each domestic subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions listed on
          Schedule I to such opinion; all of the issued and outstanding capital stock of each domestic subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each domestic subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except for such liens granted under the bank credit facility of the Company described in the Prospectus;

               (iii) The authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus; the issued and outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to shares of Common Stock under the Company's charter or by-laws, Massachusetts law or any agreement or document filed as an exhibit to a Registration Statement or as an exhibit to a document incorporated by reference in a Registration Statement (each a "FILED AGREEMENT");

               (iv) The Company has duly authorized the issuance and sale of the Offered Securities to be sold by the Company pursuant to this Agreement; such Offered Securities, when issued and delivered by the Company pursuant to this Agreement, against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest known to such counsel and, to the knowledge of such counsel, not in violation of any preemptive right, co-sale right, right of first refusal or similar right; and such Offered Securities conform to the description thereof contained in the Prospectus;

               (v) There are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Act which have not been duly satisfied or waived in connection with the sale of the Offered Securities as contemplated hereby;

               (vi) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws;

               (vii) The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any domestic subsidiary, pursuant to any statute, rule, regulation or, to the knowledge of such counsel, order of any governmental agency or body or any court having jurisdiction over the Company or any domestic subsidiary of the Company or any of their properties (except that such counsel need express no opinion as to state securities laws) or the charter or by-laws of the Company or any such domestic subsidiary, or except as would not, individually or in the aggregate, have a Material Adverse Effect, any Filed Agreement;

               (viii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; in connection with the preparation of the Registration Statements and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company, the Underwriters, counsel for the Underwriters and the independent accountants of the Company, at which conferences such counsel made inquiries of such persons and others and discussed the contents of the Registration Statements and the Prospectus, and that, while the limitations inherent in the verification of factual matters and the character of determinations involved in the registration process are such that such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus, subject to the foregoing and based on such participation, inquiries and discussions, such counsel have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date (but after giving effect to changes incorporated pursuant to Rule 430A under the Act) or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, as of its date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions of statutes, legal and governmental proceedings and contracts and other documents set forth under the headings "Risk Factors--We may incur costs and liability related to potential or pending litigation." and "Business--Legal Proceedings" in the Prospectus, "Transactions With Related Parties" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and "Certain Relationships and Related Transactions" in the Company's Proxy Statement filed with the Commission on March 31, 1999 and in the description of the Company's Common Stock incorporated by reference from the Registration Statement on Form 8-A filed by the Company, insofar as the statements included therein constitute a summary are accurate summaries and fairly present in all material respects the information required to be shown; such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to, or incorporated by reference in, a Registration Statement which are not so described, filed or incorporated by reference as required; and the documents incorporated by reference in the Prospectus, when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated by the Commission thereunder; it being understood that such counsel need express no opinion as to the financial statements, including the notes and schedules thereto, or other accounting, statistical and financial data contained in the Registration Statements or the Prospectus, or written information furnished to the Company by any Underwriter through the Representatives specifically for use in the Registration Statement or the Prospectus, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof;

               (ix) This Agreement has been duly authorized, executed and delivered by the Company; and

               (x) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

          (e) The Representatives shall have received the opinion contemplated in the Irrevocable Power of Attorney of Selling Stockholder executed and delivered by each Selling Stockholder and an opinion, dated such Closing Date, of Testa, Hurwitz & Thibeault, LLP, counsel for the Selling Stockholders, to the effect that:

               (i) To the knowledge of such counsel, each Selling Stockholder has full right, power and authority to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and upon delivery of and payment for the Offered Securities on such Closing Date, the several Underwriters (assuming that they take for value without notice of any adverse claim within the meaning of Section 8-102 of the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts) will acquire all rights of the Selling Stockholder to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date, free and clear of all claims, liens, encumbrances and security interests whatsoever;

               (ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by any Selling Stockholder for the consummation of the transactions contemplated by the Custody Agreement or this Agreement in connection with the sale of the Offered Securities sold by such Selling Stockholder, except such as have been obtained and made under the Act and such as may be required under state securities laws;

               (iii) The execution, delivery and performance of the Custody Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or, to the knowledge of such counsel, order of any governmental agency or body or any court having jurisdiction over any Selling Stockholder or any of its or his properties or any agreement or instrument known to such counsel to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the properties of any Selling Stockholder is subject;

               (iv) The Power of Attorney and related Custody Agreement with respect to each Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of each such Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

               (v) This Agreement has been duly authorized, executed and delivered by each Selling Stockholder.

          (f) The Representatives shall have received from Goodwin, Procter & Hoar LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (g) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to their knowledge after reasonable investigation, shall state on behalf of the Company that: the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, except as set forth in or contemplated by the Prospectus or as described in such certificate.

          (h) The Representatives shall have received a certificate, dated such Closing Date, of an Attorney-in-Fact on behalf of each Selling Stockholder, in which such Attorney-in-Fact, to their knowledge after reasonable investigation, shall state on behalf of the Company that: the representations and warranties of such Selling Stockholder in this Agreement are true and correct on and as of the Closing Date; and such Selling Stockholder has complied with all agreements and satisfied all conditions on its or his part to be performed or satisfied hereunder at or prior to such Closing Date.

          (i) The Representatives shall have received a letter, dated such Closing Date, which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

     7.   Indemnification and Contribution.

          (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any
               --------  -------
     such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided further that with respect to any
                                  -------- -------
     untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus (exclusive of material incorporated by reference) if the Company had previously furnished copies thereof to such Underwriter.

          (b) Each of the Selling Stockholders, severally and not jointly, will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) in the case of each Selling Stockholder other than the Melissa A. Pino Trust and the John M. Pino Trust, any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) in the case of each Selling Stockholder, any breach of any representation, warranty, covenant or agreement of such Selling Stockholder in this Agreement, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that
                                                        --------  -------
     the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
     (c) below; and provided further that with respect to any untrue statement
                    -------- -------
     or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus (exclusive of material incorporated by reference) if the Company had previously furnished copies thereof to such Underwriter.

          (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page of the Prospectus concerning the terms of the offering by the Underwriters, the table set forth immediately below the first paragraph under the caption "Underwriting", the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting", and the information in the ninth paragraph under the caption "Underwriting".

          (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above, except and to the extent the indemnifying party is materially and adversely prejudiced as a result of such omission. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

          (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders as a group and the Underwriters from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Selling Stockholders as a group and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders as a group and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company or the Selling Stockholders as a group, as the case may be, bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) in the event a Selling Stockholder's contribution liability hereunder would exceed the amount provided in subsection (g) for such Selling Stockholder but for the provisions thereof, the Company shall contribute the full amount of such excess and such Selling Stockholder shall have no liability for such excess amount. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls (within the meaning of the Act) any Underwriter and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls (within the meaning of the Act) the Company or any of the Selling Stockholders within the meaning of the Act.

          (g) The liability of each Selling Stockholder for breach of any representation, warranty, agreement or covenant in this Agreement and under the indemnification and contribution provisions under this Section 7 shall not exceed the gross proceeds received by such Selling Stockholder from the Underwriters in connection with the sale of Offered Securities sold by such Selling Stockholder hereunder. Except in the case of claims based on fraud or seeking equitable relief, the sole and exclusive remedy for breach of any representation, warranty, agreement or covenant in this Agreement shall be limited to the indemnification and contribution provisions of this
     Section 7. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of liability for which they shall each be responsible.

          (h) In the event that any Underwriter is entitled to indemnification or contribution from the Company under this Section 7, such Underwriter shall first obtain recovery, to the extent recoverable, against the Company for such indemnification or contribution prior to taking any action against the Selling Stockholders under this Section 7; provided that such
                                                    --------
     Underwriter shall not be required to delay acting against any Selling Stockholder if such delay would prejudice such Underwriter's rights under this Agreement.

     8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to
                       --------
Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(d), the Company and the Selling Stockholders will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, NY 10010-3629, Attention: Investment Banking Department -- Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 2 Cabot Road, Hudson, MA 01749,
Attention: Chief Financial Officer, or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed to c/o John
A. Pino, ACT Manufacturing, Inc., 2 Cabot Road, Hudson, MA 01749; provided,
                                                                  --------
however, that any notice to an Underwriter pursuant to Section 7 will be mailed,
-------
delivered or telegraphed and confirmed to such Underwriter.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters. John A. Pino and Jeffrey B. Lavin will act for the Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by John
A. Pino and Jeffrey B. Lavin as Attorneys-in-Fact will be binding upon all the Selling Stockholders.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     15. The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                  [Reminder of Page Intentionally Left Blank]

     If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

                                    Very truly yours,

                                    John A. Pino
                                    David S. Lee
                                    Matthew G. Landa
                                    Jack O'Rear
                                    Blaise E. Scioli
                                    Melissa A. Pino Trust
                                    John M. Pino Trust



                                    By:
                                       -----------------------------------
                                              Attorney-in-Fact


                                    ACT MANUFACTURING, INC.



                                    By:
                                       -----------------------------------
                                       Name:
                                       Title:



The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


CREDIT SUISSE FIRST BOSTON CORPORATION
CIBC WORLD MARKETS CORP.
SG COWEN SECURITIES CORPORATION
J.C. BRADFORD & CO.

Acting on behalf of themselves and as the Representatives of the several Underwriters.

By:  CREDIT SUISSE FIRST BOSTON CORPORATION



By:
   ----------------------------------------
   Name:
   Title:

                                   SCHEDULE A

                                                   NUMBER OF
                                    NUMBER OF       OPTIONAL
                                FIRM SECURITIES   SECURITIES TO
         SELLING STOCKHOLDER      TO BE SOLD         BE SOLD
         -------------------  ------------------  ---------------
         John A. Pino             217,500             83,250
         David S. Lee              32,500             13,000
         Matthew G. Landa               0             20,000
         Jack O'Rear                    0             20,000
         Blaise E. Scioli               0             20,000
         Melissa A. Pino Trust          0             25,000
         John M. Pino Trust             0             25,000
                                  -------            -------
         Total..................  250,000            206,250
                                  =======            =======

                                   SCHEDULE B

                                                         NUMBER OF FIRM SECURITIES          TOTAL
                                                               TO BE SOLD BY               NUMBER OF
                                                          ------------------------      FIRM SECURITIES
                                                                        SELLING              TO BE
UNDERWRITER                                               COMPANY     STOCKHOLDERS         PURCHASED
-----------                                               -------     ------------       --------------
Credit Suisse First Boston Corporation............
CIBC World Markets Corp...........................
SG Cowen Securities Corporation...................
J.C. Bradford & Co................................


                                                         ---------     -------              ---------
  Total...........................................       2,500,000     250,000              2,750,000
                                                         =========     =======              =========

                                   SCHEDULE C



                    ACT Manufacturing Securities Corp.
                    Advanced Component Technologies Limited
                    CMC Industries, Inc.
                    CMC Inmuebles, S.A. de C.V.
                    CMC Industrias Hermosillo, S.A. de C.V.
                    Servicos y Administracion de Sonora, S.A. de C.V. CMC Industries, Inc. Taiwan Branch (U.S.A.)